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                                                                    EXHIBIT 10.4


                                FIRST AMENDMENT
                          TO THE AMENDED AND RESTATED
                       SERVICE CORPORATION INTERNATIONAL
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                           EFFECTIVE JANUARY 1, 2001

     WHEREAS, Service Corporation International (the "Company") adopted the Service Corporation International Supplemental Executive Retirement Plan (the "SERP") for the benefit of certain eligible employees effective June 6, 1988;

     WHEREAS, in section 9.1 of the SERP the Company reserved the right to amend the SERP by action of its Board of Directors;

     WHEREAS, the Board of Directors has determined that the SERP should be amended to freeze benefit accruals effective as of January 1, 2001;

     NOW THEREFORE, the SERP is hereby amended as follows:

1. Section 1.21 of the SERP shall be amended effective as of January 1, 1989 by adding the following sentence thereto:

     "Any reference in Section 3.1(a) to the "SCI Pension Plan" shall be deemed to include the SCI Cash Balance Plan and any predecessor or successor thereto, as such plan is amended from time to time."

2.   The SERP is amended to add a new section 3.3 to read as follows:

     "3.3. FREEZE OF BENEFIT ACCRUALS EFFECTIVE JANUARY 1, 2001. Notwithstanding the above or anything herein to the contrary, no additional benefits shall accrue and no employees shall become eligible to participate in the Plan after December 31, 2000. The Average Monthly Compensation and Credited Service of any Participant as of December 31, 2000 shall be the Average Monthly Compensation and Credited Service used to determine such Participant's Retirement Benefit. Neither the amount of the offset set forth in 3.1(a) through (d) above, the vesting service of any Participant, nor any Participant's accrued Retirement Benefit as of December 31, 2000 shall be affected by this provision. This provision shall not be construed as a termination of the Plan."

     IN WITNESS WHEREOF, by authority of the Board of Directors, this amendment is approved and adopted by the undersigned officer, and except as hereby amended the SERP is hereby ratified and affirmed, this 8th day of November, 2000.


SERVICE CORPORATION INTERNATIONAL


By: /s/ JAMES M. SHELGER
   -------------------------------
   James M. Shelger
   Senior Vice President/Secretary

(Seal)